Exhibit 10.12

SIGNPATH PHARMA INC.

Private Placement of Units

PLACEMENT AGENCY AGREEMENT

Dated as of September 17, 2014

Meyers Associates L.P.
45 Broadway, 2nd Floor
New York, New York 10006

Ladies and Gentlemen:

SignPath Pharma Inc., a Delaware corporation (the “Company”) proposes to offer for sale (the “Offering”) in a private offering pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506 of Regulation D promulgated thereunder, a $3,000,000 no minimum basis (the Maximum Offering”) of units (“Units”), with a $2,000,000 Over-Subscription Option.  Each Unit offered at $1,000 consists of (i) one share of Series D Convertible Preferred Stock convertible into 500 shares of Common Stock issuable at $2.00 per share, and (ii) Class D Warrants exercisable at $3.00 per share (the “Warrants”) to purchase an aggregate of 125 shares of Common Stock.  The Units are being offered during an offering period commencing on the date hereof and expiring December 16, 2014 [90 days from the date the Offering commences], unless mutually extended or terminated by the Company and Meyers Associates L.P. (“Meyers” or the “Placement Agent”), or earlier if all of the Units are sold (the “Offering Period”).  The Company is engaging Meyers as the Placement Agent in this Offering in accordance with Meyers’ four-year right of first refusal, which commenced on June 18, 2014, for all financings by the Company, both public and private, equity and debt (exclusive of commercial banks financings).  This Agreement shall confirm our agreement concerning Meyers acting as our exclusive Placement Agent under this Agreement in connection with the Offering and all other private placements and other offerings.

1. Appointment of Placement Agent.

On the basis of the representations- and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby appoints Meyers as its Placement Agent and grants to it the exclusive right to offer, as its agent, the Units pursuant to the terms of this Agreement, as well as all subsequent offerings.  The Company expressly acknowledges and agrees that Meyers’ obligations hereunder are not on a firm commitment basis and that the execution of this Agreement does not constitute a commitment by Meyers to purchase the Units and does not ensure the successful placement of the Units or any portion thereof.  Further, Meyers’ obligation to use its best efforts to assist the Company in the Offering is subject to the completion of a current due diligence review of the Company, and the market for such securities generally, as well as general market conditions.  On the basis of such representations and warranties, and subject to such conditions, Meyers hereby accepts such an appointment and agrees to use its reasonable best efforts to secure subscriptions to purchase the Units.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

2. Terms of the Offering.

(a) The Company shall prepare and deliver to the Placement Agent copies of the Confidential Private Placement Memorandum dated September 17, 2014 (the “Memorandum”), and a Subscription Agreement (the “Subscription Agreement”), relating to, among other things, the Company, the Warrants, Preferred Stock and the terms of the sale of the Units.  The Memorandum and the Agreement, including all exhibits and appendices thereto are referred to herein as the “Offering Documents” and shall include any supplements or amendments in accordance with this Agreement.  The Company shall utilize the services of securities counsel with experience in private placement offerings and the rules and regulations of the Securities and Exchange Commission (“SEC”) in drafting the Offering Documents.

(b) The terms of the Offering and Common Stock and Warrants are further described in the Offering Documents which are incorporated herein by reference.  In the event a subscription is not accepted, such rejected subscription funds will be returned to the subscriber without interest or deductions.

(c) The Units are being offered on a “best efforts” basis as to the entire Offering.  The Offering shall commence on the date that the Company delivers to the Placement Agent the Offering Documents that have been completed to the reasonable satisfaction of the Placement Agent and its counsel, and shall expire at the end of the Offering Period.

(d) Each prospective Investor who desires to purchase the Units shall deliver to the Placement Agent a fully executed Subscription Agreement and immediately available funds in the amount necessary to purchase the number of Units such Investor desires to purchase.  Neither the Company nor the Placement Agent shall have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency, or validity of any check delivered by any Investor in payment for  Units.

(e) The  Placement Agent shall deliver each subscription funds received from an Investor to the Company for deposit in a segregated escrow account (the “Escrow Account”)  at Capital One Bank, which shall serve as the escrow agent for this Offering (the “Escrow Agent”), pursuant to that certain escrow agreement by and among the Company, Meyers and Davidoff Hutcher & Citron LLP, as the Escrow Agent (the “Escrow Agreement”) and shall deliver the executed copies of the Subscription Agreement received from such Investor to the Company.  All funds shall be held in the segregated account pending acceptance of the subscription.  The Company shall notify the Placement Agent promptly of the acceptance or rejection of any subscription.

(f) Meyers may engage other persons selected by Meyers to assist Meyers in the Offering (each such broker/dealers being hereinafter referred to as a "Selling Group Member") and Meyers may allow such Selling Group Member such part of the compensation and payment of expenses payable to Meyers under Section 5 hereof as Meyers shall determine at its sole discretion.  Any such Selling Group Member shall be a member firm in good standing as a broker-dealer under the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Each Selling Group Member shall be required to agree in writing to comply with the provisions of this Section 2.  The Company hereby agrees to make such representations and warranties to, and covenants and agreements with, any Selling Group Member (including an agreement to indemnify such Selling Group Member on terms substantially similar to Section 12 hereof) as provided herein.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

3. Closings:  Release of Funds.

There is no minimum offering amount which must be accepted by the Company and funds shall be released from the Escrow Account upon the mutual agreement of the Company and the Placement Agent.  At least one (1) day prior to the release of funds (the “Closing Date”) which shall be deemed the “Closing Date”, the Company and the Placement Agent shall send written notice to each other, which notice shall state the amount of funds to be released, the name and address of each subscriber whose subscription has been accepted, and the amount of each subscription.

4. Representations and Warranties of the Placement Agent.

The Placement Agent represents and warrants to and covenants with the Company as follows:

(a) The Placement Agent is duly incorporated and validly existing and in good standing under the laws of its state of incorporation.

(b) The Placement Agent is, and at the time of the Closing will be, a member in good standing of FINRA.

(c) Sales of Units by the Placement Agent will only be made in such jurisdictions in which the Placement Agent or a Selling Group Member is a registered broker-dealer or where an applicable exemption from such registration exists.

(d) Offers and sales of Units by the Placement Agent will be made only in accordance with this Placement Agreement and in compliance with the provisions of Section 4(a)(2) of the Act and Rule 506 of Regulation D promulgated thereunder (it being understood and agreed that the Placement Agent shall be entitled to rely upon the information and statements provided by the Investor in the Subscription Agreement), and the Placement Agent will furnish to each investor a copy of the Offering Documents prior to accepting any subscription for the Units.

5. Compensation.

(a) The Placement Agent shall be entitled, on the Closing Date, as compensation for Meyers’ services as Placement Agent under this Agreement, to selling commissions equal to 10% of the gross proceeds received by the Company from the sale of the Units to Investors first introduced by Meyers, directly or indirectly through the efforts of others (5% on Units introduced by Management of the Company), and a non-accountable expense allowance equal to 3% of the gross proceeds, as well as other out-of-pocket expenses (the “Placement Agent’s Fees”).

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

(b) Concurrent with, and as a condition to, the Closing of the Offering, the Company shall sell to the Placement Agent (or its designated affiliates), for nominal consideration, Unit Purchase Options to Purchase Units equal to 20% of the total Units (shares and warrants) sold to Investors introduced by Meyers in the Offering (the “Placement Agent’s Units” and together with the Placement Agent’s Fees, the “Placement Agent’s Compensation”), at $2.00 per Unit.  The Company covenants and agrees that with respect to registration under the Act of the shares of Common Stock underlying the two (2) demand registration statements and the Placement Agent shall be entitled to unlimited piggyback registration rights for seven (7) years.

(c) The Placement Agent shall be entitled to receive warrant solicitation fees equal to 5% of the exercise price paid by Investors to the Company on Warrants included in the Units sold to Investors introduced by Meyers.

(d) The Placement Agent shall be compensated based upon an agreed to Lehman formula regarding all mergers, acquisitions, joint-ventures and certain other forms of transactions for which it will act as exclusive advisor to the Company.

(e) The Placement Agent shall be entitled to the same percentage compensation set forth in subparagraph (a) above, in the event that any strategic investor, including but not limited to, pharmaceutical companies, or any other investor first introduced to the Company by the Placement Agent, makes an equity or debt investment in the Company.

6. Representations and Warranties of the Company.

(a) The Company represents and warrants to, and agrees with, the Placement Agent that as of the date hereof and as of the Closing Date (except as affected by the Offering):

(i) Assuming the accuracy of the representations and warranties of the Investors set forth in the Subscription Agreement and the representations and warranties of the Placement Agent set forth herein, the Offering Documents (a) contain, and at all times during the period from the date hereof to and including the Closing Date, will contain all information required to be contained therein, if any, pursuant to Rules 502 and 506 of Regulation D and all applicable federal and/or state securities and “blue sky” laws, (b) do not, and during such period will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances made therein not misleading, and (c) no supplemental sales material supplied or approved in writing by any officer of the Company (when read in conjunction with the Offering Documents, whether designated only for broker-dealer use or otherwise) includes or will include any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading.  Each contract, agreement, instrument, lease, license, or other document required to be described in the Offering Documents shall be, and have been, accurately described therein.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

(ii) No information (it being understood that neither the Company nor any of its officers or directors or employees shall provide any written information to any Investor which is not contained in the Offering Documents) provided by the Company to Investors pursuant to Section 7(f) hereof shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of circumstances made therein not misleading.

(iii) The Company has not, directly or indirectly, solicited any offer to buy or offered to sell any Common Stock or any other securities of the Company during the twelve-month period ending on the date hereof except as may have been disclosed in writing to the Placement Agent, and has no present intention to solicit any offer to buy or to offer to sell any of the Units, any Common Stock or any other securities of the Company other than pursuant to the Offering or otherwise through the Placement Agent.

(iv) The Company is, and at all times during the period from the date hereof to and including the Closing Date will be, a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority, and has obtained all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits and declarations of and from, and has made filings with, all federal, state and local authorities, to own, lease, license, and use its properties and assets and to conduct its business as presently conducted as described in the Offering Documents and/or in any such case where the failure to have any of the foregoing would not have a material adverse effect on the Company's presently conducted business.  As of the date hereof, the Company is, and at all times during the period from the date hereof to and including the Closing Date, duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on the Company's business.

(v) The Offering Documents do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, all in light of the circumstances under which they were made.

(vi) No document provided by the Company to Investors pursuant to Section 6(a)(v) hereof, and no oral information provided by the Company to Investors, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  Contracts to which the Company is a party provided by the Company to Investors shall not be deemed to contain any untrue statement of a material fact or to omit to state any material fact if the contract so provided is a true, correct and complete copy of such contract, as amended or modified through the date it is so provided.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

(vii) The Company does not own, directly or indirectly, an equity or other ownership interest equal to or greater than 50 percent in any corporation or other entity other than its wholly-owned subsidiaries.

(viii) Since the dates as of which information is given in the Offering Documents, other than as set forth therein, (A) there has not been any material adverse change or any development involving a prospective material adverse change in the general affairs, business, prospects, properties, management, condition (financial or otherwise) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, (B) except in the ordinary course of business, the Company has not incurred will not have incurred, any material liabilities or obligations, direct or indirect, or have entered into any material transaction, (C) the Company has not and will not have paid or declared any cash dividends or other distributions on its capital stock, except as provided in its existing securities, and (D) there has not been any change in the capital stock of the Company or any material change in the short-term or long-term debt of the Company.

(ix) [Intentionally Left Blank]

(x) The Company’s unaudited financial statements included as part of the Offering Documents present fairly the financial position of the Company on the respective dates indicated and its statement of operations for the respective periods covered thereby.

(xi) Except as described in the Offering Documents, there is no action, suit, investigation or proceeding pending or threatened before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, or arbitrator to which the Company is or may become a party or of which any property of the Company is subject or affected that (A) might affect the consummation of the transactions contemplated under this Agreement, including the issuance or validity of the Preferred Stock offered hereby, or (B) might have a material adverse effect on the condition (financial or otherwise), sales, properties, earnings, net worth, prospects, results of operations or businesses of the Company, taken as a whole (“Material Adverse Effect”), or any of its principal officers.  All pending legal or governmental proceedings to which the Company is a party or of which any of its properties are subject or affected which are not described in the Offering Documents, including ordinary routine litigation incidental to the business, would not have a Material Adverse Effect.  No labor dispute with the employees of the Company exists or is threatened or imminent that could have a Material Adverse Effect.

(xii) The Company has all approvals, licenses, franchises, authorizations and permits (collectively, “permits”) necessary under all applicable statutes, codes, rules, regulations, orders and decrees of governments or governmental bodies (collectively, “laws”), which are material to the ownership, lease or use of its properties or the conduct of its business as described in the Offering Documents.  The Company has not received notice of any proceedings relating to the revocation or modification of any such permits which, singly or in the aggregate, would have a Material Adverse Effect, and the Company is in all material respects in compliance with such permits and laws.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

(xiii) Except as set forth in the Memorandum, the Company does not own or license any patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, copyrights, know-how, trade secrets, licenses and rights in any thereof (“Proprietary Rights”).  The Company does not have any knowledge of, and the Company has not received any notice of any pending conflict with or infringement of, the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights.  No action, suit, arbitration, or legal, administrative or other proceeding, or domestic or foreign governmental investigation is pending or, to the best of the Company's knowledge, threatened, which involves any Proprietary Rights.  The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights.  The Company has not received written notice of any pending conflict with or infringement upon such third party proprietary rights.

(xiv) The Company has an authorized, issued and outstanding capitalization as set forth in the Offering Documents; all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the descriptions thereof contained in the Offering Documents; and none of the issued shares of capital stock of the Company has been issued in violation of any preemptive or similar right.  Except as described in the Offering Documents, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any shares of capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations for the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

(xv) Except as described in the Offering Documents, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities being registered pursuant to any registration statement filed by the Company under the Act.

(xvi) The shares of Preferred Stock to be issued and sold to Investors as provided in the Subscription Agreement have been duly authorized and when issued and delivered against payment therefor, will be validly issued, fully paid and nonassessable and will conform to the description thereof in the Offering Documents, and there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Preferred Stock issuable to Investors under the Company's Certificate of Incorporation or by-laws or any agreement or other outstanding instrument to which the Company is a party or is otherwise known to the Company.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

(xvii) The Placement Agent’s Warrants have has been duly authorized and, when issued and delivered against payment therefor, will be validly issued, fully paid and nonassessable; and there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of the Placement Agent’s Warrants pursuant to the Company's Certificate of Incorporation or by-laws or any agreement or other outstanding instrument to which the Company is a party or is otherwise known to the Company.

(xviii) To the best of the Company’s knowledge, offers and sales of securities of the Company issued prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Act or issued in compliance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws and all applicable securities laws and regulations of any foreign country in which such securities were offered or sold.

(xix) The Company is not (A) in violation of its Certificate of Incorporation or by-laws, (B) in violation of any statute, law, rule, code, administrative regulation, ordinance, judgment, order or decree of any government, governmental instrumentality, court, domestic or foreign, or arbitration panel or other body applicable to it where such violation would have a Material Adverse Effect or (C) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, voting agreement, voting trust agreement, loan agreement, bond, debenture, note or other evidence of indebtedness, lease, sublease, license agreement, contract or other agreement or instrument to which it is a party or by which it or any of its respective properties are bound or affected (“Contracts”), where such defaults, singly or in the aggregate, would have a Material Adverse Effect.  To the knowledge of the Company, no other party under any Contract is in default in any material respect thereunder which affects the Company.

(xx) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, the Subscription Agreement and the Escrow Deposit Agreement.  This Agreement, the Subscription Agreement and the Escrow Deposit Agreement have been duly and validly authorized, executed and delivered by the Company, and each such agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its respective terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by the securities laws of the United States and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws or equitable principles affecting the enforcement of creditors' rights generally;

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

(xxi) The issuance of the shares of Preferred Stock, the Warrants, the Placement Agent’s Warrants, and the underlying Common Stock, the execution, delivery and performance of this Agreement, the Subscription Agreement and the delivery of the Placement Agent’s Warrants, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, or give rise to rights of termination under, or result in the acceleration of any obligation under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, voting agreement, voting trust agreement, loan agreement, bond, debenture, note or other evidence of indebtedness or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under any lease, sublease, contract or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are bound or affected, nor will such action result in any violation of the provisions of the Certificate of Incorporation or by-laws of the Company or a material violation of any applicable statute, law, rule, code, administrative regulation, ordinance, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or arbitration panel or other body, having jurisdiction over the Company or any of its properties or obligations.

(xxii) No consent, approval, authorization, license or order of or from, or registration, qualification, declaration or filing with, federal, state, local, foreign or other governmental authority or any person or court, administrative agency, or other body is required for the consummation of the transactions contemplated in this Agreement, or the Offering Documents, except as may have been made or may be required obtained under FINRA, any federal or state securities laws or Blue Sky laws or pursuant to Regulation D.

(xxiii) The Company is in compliance in all material respects with all applicable federal, state and local environmental laws and regulations, including, without limitation, those applicable to emissions to the environment, waste management and waste disposal (collectively, the “Environmental Laws”), except for any noncompliance as may be described in the Offering Documents, and to the best of the Company's knowledge, there are no circumstances that would prevent, interfere with, or materially increase the cost of such compliance in the future.  Except as set forth in the Offering Documents, there is no claim under any Environmental Law, including common law (“Environmental Claim”), pending or, to the knowledge of the Company, threatened against or affecting the Company and, to the best of the Company's knowledge, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment, that could form the basis of any Environmental Claim against or affecting the Company or its Controlled Subsidiaries.

(xxiv) The Company does not own or lease any real property.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

(xxv) The Company (A) has paid all federal, state, local and foreign taxes for which it is liable and has furnished all information returns it is required to furnish pursuant to the Internal Revenue Code of 1986, as amended, (B) has established adequate reserves for such taxes which are not due and payable and (C) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

(xxvi) The Company maintains insurance of the types and in amounts which it deems adequate for its business, all of which are in full force and effect.

(xxvii) Other than set forth herein, there are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Units.

(xxviii) Neither the Company nor, to the best of the Company’s knowledge, any of the Company’s officers, employees, agents or any other person acting on behalf of, at the direction of or for the benefit of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (a) might subject the Company or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, might have had a Material Adverse Effect or (c) if not continued in the future, might result in a Material Adverse Effect.  The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

(xxix) The Company has not relied on Meyers or its legal counsel for any legal, tax or accounting advice in connection with the Offering.

(xxx) During the past five years, none of the current officers or directors of the Company have been:

(a) The subject of a petition under the federal bankruptcy laws or any state insolvency law filed by or against them, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property,  or any partnership in which any or them was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of them was an executive officer at or within two years before the time of such filing;

(b) Convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

(c) The subject of any order, judgment, or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any of them from, or otherwise limiting, any of the following activities:

(d) (i)           acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

(ii) engaging in any type of business practice;

(iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities law or federal commodity laws.

(iv) the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days their right to engage in any activity described in paragraph (d)(i) above, or be associated with persons engaged in any such activity;

(v) found by any court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(vi) found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; or

(vii) found by a court or an administrative agency to have or is alleged to have violated any Canadian or foreign securities laws.

(xxxi) Neither the Company nor, to the knowledge of the Company, any of its affiliates has, directly or through any agent, sold, offered for sale or solicited offers to buy nor will any of the foregoing directly buy any security of the Company, as defined in the Act, which is or will be integrated with the sale of the Units in a manner that would require the registration, pursuant to the Act, of the Offering.

(xxxii) During the period commencing on the date hereof and ending on the Closing Date, the Company shall not, without prior notice to and consent of the Placement Agent: (A) issue any securities or incur any liability or obligation, primary or contingent, for borrowed money; (B) enter into any transaction not in the ordinary course of business; or (C) declare or pay any dividend on its capital stock,

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

(xxxiii) Neither the Company nor any of its officers, directors, or affiliates, has engaged or will engage, directly or indirectly, in any act or activity that may jeopardize the status of the offering and sale of the Units as an exempt transaction under the Act or under all applicable federal and/or state securities or "blue sky" laws of any jurisdiction in which the Units may be offered or sold.

7. Covenants of the Company.

The Company covenants that it will:

(a) Notify Meyers immediately, and confirm such notice in writing, (i) when any event shall have occurred during the period commencing on the date hereof and ending on the Closing Date, as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal, or suspension of the qualification or registration of the Units, or of an exemption from such registration or qualification, in any jurisdiction.  The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal, or suspension and if Meyers so request, to obtain the lifting thereof as promptly as possible.

(b) Not make any supplement or amendment to the Offering Documents unless such supplement or amendment complies with the  requirements of the Act and Regulation D and the applicable federal and/or state securities and "blue sky" laws and unless Meyers shall have approved of such supplement or amendment in writing.  If, at any time during the period commencing on the date hereof and ending on the Closing Date, any event shall have occurred as a result of which the  Offering Documents contains any untrue statement of a material fact or  omits to state any material fact required to be stated therein or  necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the Placement Agent, it is necessary at any time to supplement or amend the Offering Documents to comply with the Act, Regulation D, or any applicable securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment (in form and substance satisfactory to Meyers) which will correct such statement or omission or which will effect such compliance.

(c) Deliver without charge to the Placement Agent such number of copies of the Offering Documents and any supplement or amendment thereto as may reasonably be requested by the Placement Agent.

(d) [Intentionally Left Blank]

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

(e) Use its best efforts to qualify the Preferred Stock for offering and sale under, or establish an exemption from  such qualification or registration under, the securities or "blue  sky" laws of the jurisdictions as may be required by the Placement Agent;  provided, however, that the Company will not be obligated to  qualify to do business as a dealer in securities in any jurisdiction in which it  is not so qualified.  The Company will not consummate any sale of  Preferred Stock in any jurisdiction or in any manner in which such sale may  not be lawfully made; in this regard the Company shall be entitled to rely on the Placement Agent's representations herein, and the representations of Investors in the Purchase Agreement and on the Blue Sky qualifications effected by the Placement Agent's counsel.

(f) At all times during the period commencing on the date hereof and ending on the Closing Date, provide to each Investor or his Purchaser Representative (as defined in Regulation D), if any, on request, such information (in addition to that contained in the Offering Documents) concerning the Offering, the Company and any other relevant matters, as it possesses or can acquire without unreasonable effort or expense, and to extend to each Investor or his Purchaser Representative, if any, the opportunity to ask questions of, and receive answers from, the President or other Executive Officers of the Company concerning the terms and conditions of the Offering and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without reasonable effort or expense, as such Investor or Purchaser Representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such Investor or Purchaser Representative, as the case may be.

(g) Provide to each Investor or his Purchaser Representative any information required to be delivered by Rule 502(b) of Regulation D.

(h) Disclose to each Investor, in writing, any material relationship between such Investor's Purchaser Representative, if any, or its affiliates, on the one hand, and the Company or its affiliates, on the other hand, which, to the knowledge of the Company, then exists or is understood to be contemplated or has existed at any time during  the previous two years and any compensation received or to be received as a result of such relationship.

(i) Notify Meyers promptly of the acceptance or rejection of any subscription.  The Company shall not (i) accept subscriptions from, or make sales of Units to, any prospective  Investors who are not, to the Company's knowledge, accredited investors, or (ii) unreasonably reject any subscription for Units, provided, that the Company may reject subscriptions if it, in its sole discretion, determines that, notwithstanding the lack of a maximum offering amount, it desires to terminate the Offering when it is satisfied with the total number of Units sold.

(j) Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the offering and sale of the Units as exempt transactions under the Act or under the  securities or “blue sky” laws of any jurisdiction in which the Offering may be made.  Without limiting the generality of the foregoing, and notwithstanding anything contained herein to the contrary, the Company shall not, directly or indirectly, engage in any offering of securities which, if integrated with the Offering in the manner prescribed by Rule 502(a) of Regulation D and applicable releases of the SEC, may jeopardize the status of the offering and sale of the Units as exempt transactions under Regulation D.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

(k) Apply the net proceeds from the sale of the Units as set forth in the Memorandum.

(l) Not, during the period commencing on the date hereof and ending on the Closing Date, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without Meyers’ prior written consent, except as required by applicable securities laws and except as may be related to the marketing and sale of its products in the normal course of business.

8. Payment of Expenses.

The Company shall pay all fees, charges, expenses and disbursements relating to the Offering, including, without limitation, all fees, charges, expenses and disbursements in connection with (a) the preparation, printing, filing, distribution and mailing of the Subscription Agreement and any supplement and amendment thereto and all other documents relating to the Offering and the purchase, sale and delivery of the Units, including the cost of all copies thereof; (b) the issuance, sale, transfer and delivery of the Units, including any transfer or other taxes payable thereon and the fees of any transfer agent or registrar; (c) the registration or qualification of the Common Stock for offer and sale under the securities laws of such states and other jurisdictions as Meyers may designate (including, without limitation, all filing and registration fees and the reasonable "blue sky" fees and disbursements of counsel); and (d) printing, mailing, travel and lodging expenses and other out-of-pocket expenses incurred by Meyers in connection with this Offering; provided, that all out-of-expenses in excess of $200 shall be subject to the prior approval of the Company, which approval shall not be unreasonably withheld.  Upon Meyers's request, the Company shall provide funds to pay all such fees, charges, expenses and disbursements in advance.

9. Conditions of Placement Agent's Obligations.

The obligations of the Placement Agent pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Placement Agent, as of the date hereof and as of the Closing Date, with respect to the performance by the Company of its obligations hereunder, and to the following conditions:

(a) On or prior to the Closing Date the Placement Agent shall have been furnished such information, documents, certificates, and opinions as it may reasonably require for the  purpose of enabling it to review the matters referred to in Section 6, and in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, covenants, agreements, or conditions herein contained, or as it may otherwise reasonably request.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

(b) At the  Closing, the Placement Agent shall have received a certificate of the President and of the Chief Financial Officer of the Company, dated as of the Closing Date to the effect that, as of the date of this Agreement and as of the Closing Date the representations and warranties of the Company contained herein were and are accurate, and that as of the Closing Date the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.  Notwithstanding the foregoing, the Company hereby represents and warrants that at the Closing, the representations and warranties contained herein shall be true and correct in all respects.

(c) All proceedings taken in connection with the issuance, sale, and delivery of the Units shall be satisfactory in form and substance to Meyers and Meyers’ counsel.

(d) There shall not have occurred after the date hereof, at any time prior to each Closing:  (A) any domestic or international event, act, or occurrence which has materially disrupted, or in Meyers’ opinion will in the immediate future materially disrupt the securities  markets; (B) a general suspension of, or a general limitation on prices for, trading in securities on any national securities exchange or the over-the-counter market; (C) any banking moratorium declared by a  state or federal authority; (D) any material interruption in the mail service or other means of communication within the United States; or (E) any change in the market for securities in general or in political, financial, or economic conditions which, in Meyers’ judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Units.

Any certificate or other document signed by any officer of the Company and delivered to Meyers or to Meyers’ counsel at the Closing shall be deemed a representation and warranty by the Company hereunder as to the statements made therein.  If any condition to Meyers obligations hereunder has not been fulfilled as and when required to be so fulfilled, Meyers may terminate this Agreement or, if Meyers so elects, in writing waive any such conditions which have not  been fulfilled or extend the time for their fulfillment.  In the  event that Meyers elects to terminate this Agreement, Meyers shall notify the Company of such election in writing.  Upon such  termination, neither party shall have any further liability or obligation to the other except as provided in Section 11 hereof.

10. Conditions of Company's Obligations.

The obligations of the Company pursuant to this Agreement shall be subject, in its discretion, to the performance by the Placement Agent in all material respects of its obligations hereunder and to the continuing accuracy of the representations and warranties of the Placement Agent contained herein.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

11. Termination.

(a) This Agreement is effective upon the date hereof and shall remain in effect until (i) the final Closing Date, or (ii) the earlier termination as herein provided.  The Agreement may be terminated as follows:

(i) by either Party at any time prior to the expiration of the Offering Period in the event that the other shall have failed to perform any of its material obligations hereunder.  In the event of any such termination by the Company, the Placement Agent shall not be entitled to any amounts whatsoever except as may be due under any indemnity or contribution obligation provided herein or any of the Offering Documents, at law or otherwise.

(ii) upon mutual agreement of the Company and Placement Agent at any time prior to the expiration of the Offering Period.

(b) Before any termination by the Placement Agent or by the Company pursuant to this Section 11 shall become effective, the terminating party shall give written notice to the other party of its intention to terminate the Agreement (the “Termination Notice”).  The Termination Notice shall specify the grounds for the proposed termination.  If the specified grounds for termination, or their resulting adverse effect on the transactions contemplated hereby, are curable, then the other party shall have ten (10) days from the Termination Notice within which to remove such grounds or to eliminate all of their material adverse effects on the transactions contemplated hereby; otherwise, the Offering shall terminate.

(c) Upon any termination pursuant to this Section 11, the Placement Agent and the Company shall instruct the Escrow Agent to cause all monies received with respect to the subscriptions for Units not accepted by the Company to be promptly returned to such Investors without interest, penalty, expense or deduction.  The Company shall be responsible for any outstanding fees owed to the Escrow Agent.

(d) Neither party shall have any liability or continuing obligation to the other upon termination of this Agreement in accordance with paragraph 11 except that, regardless of which party elects to terminate, (i) the Company agrees to reimburse the Placement Agent for, or otherwise pay and bear, the expenses and fees to be paid and borne by the Company as provided for in paragraph 8 above and to reimburse the Placement Agent for the full amount of its actual out-of-pocket expenses for which it is responsible pursuant to the terms hereof (which shall include, without limitation, the fees and disbursements of the Placement Agent's counsel, travel and lodging expenses, mailing, printing and reproduction expenses, and any expenses reasonably  incurred by the Placement Agent in conducting its due diligence) less amounts previously paid to the Placement Agent in reimbursement for such expenses and the advance against expenses delivered upon the execution of this Agreement, and (ii) the provisions of paragraph 13 and the Indemnification Provisions in paragraph 12 shall remain in full force and effect; provided further, that in the event the Company terminates this agreement, except as otherwise provided herein, prior to the consummation of the Offering, and within 90 days from the date of such termination, consummates any financing, merger, acquisition or like transaction introduced to, or considered by, the Company, during the term hereof, the Placement Agent shall be entitled to  receive an amount equal to 10% of the aggregate amount of such financing.   In the event the Placement Agent arranges the sale of any securities under this Agreement, paragraphs 4, 5, 6, 7, 8, 12, 13, 14 and 15 shall survive the termination of this Agreement.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

12. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Placement Agent, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of  the Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage, and expense whatsoever (which shall  include, for all purposes of this Section 12, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all  amounts paid in settlement of any claim or litigation) as and when incurred arising primarily and directly out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or in any document delivered or written statement made pursuant to Section 7(f) in  any application or other document or communication (it being understood that neither the Company nor any officer, director or employee shall provide any information to any prospective Investor which is not contained in the Offering Documents) (in this Section 12 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Units under the "blue sky" or securities laws thereof or in order to secure an exemption from such registration or qualification or filed with the SEC; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company as stated in Section 12(b) with respect to the Placement Agent expressly for inclusion in the Offering Documents or in any application, as the case may be; or (ii)  any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement.  The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

If any action is brought against the Placement Agent or any of its officers, directors, partners, employees, agent, or counsel, or any controlling persons of the Placement Agent (an  "indemnified party"), in respect of which indemnity may be sought  against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company (the "indemnifying party") in writing of the institution of such  action (but the failure so to notify shall not relieve the  indemnifying party from any liability it may have other than  pursuant to this Section 12(a)) and the indemnifying party shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses.  Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expense of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to one or more of the indemnifying parties, in any of which events such fees and expenses of one such counsel shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties.  Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be  liable for any settlement of any such claim or action effected  without its written consent.  The Company agrees promptly to  notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers or  directors in connection with the sale of the Units, the Offering Documents, or any application.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

(b) The Placement Agent agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents, and counsel, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing  indemnity from the Company to the Placement Agent in Section 12(a), with respect to any and all loss,  liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 12, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all  amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) statements or omissions, if any, made in the Offering Documents in reliance upon and in conformity with written information furnished to the Company as stated in this Section 12 with respect to the Placement Agent expressly for inclusion in the Offering Documents, and (ii) the failure of the Placement Agent to comply with the provisions of Section 2(c) hereof or with the "blue sky" or securities laws of the jurisdictions in which the Placement Agent solicits offers to buy or offers to sell any Units or any breach of any representation, warranty, covenant or agreement of the Placement Agent contained in this Agreement.  The foregoing agreement to indemnify shall be in addition to any liability the Placement Agent may otherwise have, including liabilities arising under this Agreement.  If any action shall be brought against the Company or any other person so indemnified and in respect of which indemnity may be sought against the Placement Agent pursuant to this Section 12, the Placement Agent shall have the rights and duties given to the indemnifying party, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 12(a) hereof.

(c) To provide for just and equitable contribution, if  (i) an indemnified party makes a claim for indemnification pursuant to Section 12(a) or 12(b) hereof but it is found in a final judicial determination, not subject to further appeal, that such  indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by  or on behalf of any officer, director, employee, agent, or  counsel of the Company, or any controlling person of the Company), on the one hand, and the Placement Agent (including for  this purpose any contribution by or on behalf of an indemnified  party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which  any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered.  The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall  be deemed to be in the same proportion as (x) the total proceeds  from the Offering (net of compensation payable to the Placement Agent pursuant to Section 5(a) hereof but before deducting  expenses) received by the Company, and (y) the compensation  received by the Placement Agent pursuant to Section 5(a) hereof.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be  determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Placement Agent,  and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission.  The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities,  claims, damages, and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 12(c).  In no case shall the Placement Agent by responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 5(a) hereof.  No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.  For purposes of this Section 12(c), each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partners, employee, agent, and counsel of the Placement Agent, shall have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, employee, agent, and counsel of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 12(c).  Anything in this Section 12(c)  to the contrary notwithstanding, no party shall be liable for  contribution with respect to the settlement of any claim or action effected without its written consent.  This Section 12(c) is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.

(d) Survival of Indemnities, Representations, Warranties, etc.  The respective representations and warranties of Meyers and the Company as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of Meyers, the Company, or any of the officers or directors of the Company or any controlling person, and shall survive delivery of and payment for the Units.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

13. Non-Solicitation.

The Company agrees that, for a period of three (3) years from the date hereof, it shall not solicit any offer to buy from or offer to sell any person introduced to the Company by the Placement Agent in connection with the Offering, directly or indirectly, any securities of the Company or of any other entity, or provide the name of any such person to any other securities broker or dealer or selling agent.  In the event that the Company or any of its affiliates, directly or indirectly, solicits, offers to buy from or offers to sell to any such person any such securities, or provides the name of any such person to any other securities broker or dealer or selling agent, and such person purchases such securities or purchases securities from any other securities broker or dealer or selling agent, the Company shall pay to the Placement Agent an amount equal to 10% of the aggregate purchase price of the securities so purchased by such person.

14. Representations and Agreements to Survive Delivery.

All representations, warranties, covenants, and agreements  contained in this Agreement shall be deemed to be representations, warranties, covenants, and agreements at the  Closing Date and, such representations, warranties, covenants, and agreements, including the indemnification and contribution agreements contained in Section 12, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any indemnified person, or by  or on behalf of the Company or any person or entity which is entitled to be indemnified under Section 12(b), and shall survive  termination of this Agreement or the issuance, sale, and delivery  of the Units.  In addition, notwithstanding any election hereunder or any termination of this Agreement, and whether or not the terms of this Agreement are otherwise carried out, the provisions of Sections 6, 7(a), 7(c), 10 and 12 shall survive termination of this Agreement and shall not be affected in any way by such election or termination or failure to carry out the terms of this Agreement or any part thereof.

15. Notices.

All communications hereunder, except as  may be otherwise specifically provided herein, shall be in writing and, if sent to the Placement Agent, shall be mailed by certified mail, hand delivered, or sent by overnight courier service, to Meyers Associates L.P. 45 Broadway, New York, New York 10006,  Attention: Bruce Meyers; or if sent to the Company, SignPath Pharma Inc., 1375 California  Road, Quakertown, PA  18951, Attention: Dr. Lawrence Helson, CEO.   All notices hereunder shall be effective upon receipt by the party to which it is addressed.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

16. Parties; Assignment.

This Agreement shall inure solely to the  benefit of, and shall be binding upon, the Placement Agent and the Company and the persons and entities referred to in Section 10 who are entitled to indemnification or contribution, and their respective successors, legal representatives, and permitted assigns (which  shall not include any purchaser, as such, of Units), and no other  person shall have or be construed to have any legal or equitable  right remedy, or claim under or in respect of or by virtue of this Agreement or any provision herein contained.  This Agreement may not be assigned by the Placement Agent except upon the prior written consent of the Company.

17. Construction.

This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.  Any or all actions or proceedings which may be brought by the Company or Meyers under this Agreement shall be brought in the federal or state courts having a situs within the State of New York, New York County, and the Company and Meyers each hereby consent to the jurisdiction of any local, state, or federal court located within the State of New York, New York County and waive all objections to venue.

18. Entire Agreement.

This Agreement supersedes all prior agreement between the parties with respect to the Units to be offered and sold hereunder and with the subject matter hereof, as well as with any subsequent offerings by the Company.

19. Severability.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future laws, such provision shall be fully severable.  This Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.  Furthermore, in lieu of each such illegal, invalid or unenforceable provision there shall be deemed added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to cause such provision to be legal, valid and enforceable.

20. Headings.

The captions and headings used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions of this Agreement.

Placement Agency Agreement
Meyers Associates, L.P.
September 17, 2014

21. Modification; Performance; Waiver.

No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith.  Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder.  Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby.  No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement.

22. Counterparts.

This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

SIGNPATH PHARMA INC.

By:  _________________________
Name: Lawrence Helson, M.D.
Title:  CEO

Accepted as of the date

first above written:

Meyers Associates L.P.

By:   ______________________
Name:  Bruce Meyers
Title:   Chief Executive Officer